AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2025

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Cliff Gallant
Investor Contact
(415) 262-6843
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION
•All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2024 and consolidated statements of operations for the years ended December 31, 2024 and December 31, 2023.
•Amounts may not reconcile due to rounding differences.
•Unless otherwise noted, all data is in thousands, except for ratio information.
•NM - Not meaningful is defined as a variance greater than +/- 100%; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States ("U.S.") federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "aim", "will", "target", "intend" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control.

Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates for losses and loss expenses, measurements of potential losses in the fair value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives including the loss portfolio transfer reinsurance agreement with Cavello Bay Reinsurance Limited, a wholly-owned subsidiary of Enstar Group Limited, our expectations regarding pricing, and other market and economic conditions including the liquidity of financial markets, developments in the commercial real estate market, inflation, our growth prospects, the impact of the current trade and geopolitical environment on our business, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices, and foreign currency exchange rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

Insurance Risk
•the cyclical nature of insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates;
•the occurrence and magnitude of natural and man-made disasters, including the potential increase of our exposure to natural catastrophe losses due to climate change and the potential for inherently unpredictable losses from man-made catastrophes, such as cyber-attacks;
•the effects of emerging claims, systemic risks, and coverage and regulatory issues, including increasing litigation and uncertainty related to coverage definitions, limits, terms and conditions;
•actual claims exceeding reserves for losses and loss expenses;
•losses related to the conflict in the Middle East, the Russian invasion of Ukraine, terrorism and political unrest, or other unanticipated losses;
•the adverse impact of social and economic inflation;
•the failure of any of the loss limitation methods we employ;
•the failure of our cedants to adequately evaluate risks;
•the use of industry models and changes to these models;

Strategic Risk
•increased competition and consolidation in the insurance and reinsurance industry;
•general economic, capital and credit market conditions, including banking and commercial real estate sector instability, financial market illiquidity, fluctuations in interest rates, credit spreads, equity securities' prices, and/or foreign currency exchange rates and the evolving impacts from tariffs, sanctions or other trade tensions between the U.S. and other countries (including implementation of new tariffs and retaliatory measures);
•changes in the political environment of certain countries in which we operate or underwrite business;
•the loss of business provided to us by major brokers;
•a decline in our ratings with rating agencies;
•the loss of one or more of our key executives;
i

•increasing scrutiny and evolving expectations from investors, customers, regulators, policymakers and other stakeholders regarding environmental, social and governance matters;
•the adverse impact of contagious diseases on our business, results of operations, financial condition, and liquidity;

Credit and Market Risk
•the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased;
•the failure of our policyholders or intermediaries to pay premiums;
•breaches by third parties in our program business of their obligations to us;

Liquidity Risk
•the inability to access sufficient cash to meet our obligations when they are due;

Operational Risk
•changes in accounting policies or practices;
•difficulties with technology and/or data security;
•the failure of the processes, people or systems that we rely on to maintain our operations and manage the operational risks inherent to our business, including those outsourced to third parties;

Regulatory Risk
•changes in governmental regulations and potential government intervention in our industry;
•inadvertent failure to comply with certain laws and regulations relating to sanctions, foreign corrupt practices, data protection and privacy; and

Risks Related to Taxation
•changes in tax laws.

Readers should carefully consider the risks noted above together with other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of markets on a worldwide basis. The following are the lines of business in our insurance segment:
Professional Lines: provides directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, medical malpractice, environmental liability risks predominantly in the U.S. wholesale markets and other financial insurance related covers for public and private commercial enterprises, financial institutions, not-for-profit organizations and other professional service providers. This business is predominantly written on a claims-made basis.

Property: provides physical loss or damage, business interruption and machinery breakdown cover for virtually all types of property, including commercial buildings, residential premises, construction projects, property in transit, onshore renewable energy installations, and physical damage and business interruption following an act of terrorism. This line of business includes primary and excess risks, some of which are catastrophe-exposed.

Liability: provides cover for primary and low to mid-level excess and umbrella commercial liability, and primary and excess of loss employers, public, and products liability business predominately in the U.K. Target industry sectors include construction, manufacturing, transportation and trucking, life sciences and other services.

Cyber: provides cover for cyber, technology errors and omissions, media and miscellaneous professional liability. Cover is provided for a range of risks including data recovery and bricking, cyber-crime, liability and regulatory actions, business interruption, extortion, reputational harm, Payment Card Industry Data Security Standard and media liability.

Marine and Aviation: Marine provides cover for a range of exposures including offshore energy, offshore renewable energy, ocean marine, liability including kidnap and ransom, fine art, specie, and hull war. Offshore energy coverages include physical damage, business interruption, operator's extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases. Aviation provides hull and liability, and specific war cover primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Accident and Health: includes personal accident, travel insurance and specialty health products for employer and affinity groups, and pet insurance.

Credit and Political Risk: provides credit and political risk insurance products for banks, commodity traders, corporations and multilateral and export credit agencies. Cover is provided for a range of risks including sovereign and corporate credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. Surety bonds are also provided to large corporate and commercial clients and to mid to large sized construction clients.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)
REINSURANCE SEGMENT

Our reinsurance segment provides treaty reinsurance to insurance companies on a worldwide basis written on an excess of loss or a proportional basis. For excess of loss business, we typically indemnify the reinsured for a portion of losses, individually and in the aggregate, in excess of a specified individual or aggregate loss deductible. For proportional business, we assume an agreed percentage of the underlying premiums and accept liability for the same percentage of losses and loss expenses. Our business is primarily produced through reinsurance brokers worldwide. The following are the lines of business in our reinsurance segment:
Liability: provides protection to insurers of admitted casualty business, excess and surplus lines casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, workers' compensation, auto liability, environmental liability, and excess casualty.
Accident and Health: includes personal accident, specialty health, accidental death, travel, life and disability reinsurance products which are offered on a proportional and catastrophic or per life excess of loss basis.
Professional Lines: provides protection for directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, cyber and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. This business is written on a proportional and excess of loss basis.
Credit and Surety: Credit reinsurance provides protection for trade credit insurance and credit and political risk insurance. Trade credit insurance protects sellers of goods and services in the event of a payment default by the buyer of those goods and services. Credit and political risk insurance covers a range of risks predominantly corporate and sovereign non-payment. Surety reinsurance provides protection for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands, contract, and commercial obligations in a variety of jurisdictions around the world. Mortgage reinsurance is provided to mortgage guaranty insurers and U.S. government-sponsored entities and other mortgage market participants. These entities seek to manage their credit risk exposure emanating from defined pools of mortgage loans.
Motor: provides protection to insurers for motor liability and motor property damage losses arising out of any one occurrence. A loss occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence. Traditional non-proportional and proportional reinsurance as well as structured solutions are offered predominantly relating to U.K. and European exposures.
Agriculture: provides protection for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. This business is written on a proportional and aggregate stop loss reinsurance basis.
Marine and Aviation: Marine includes specialty marine exposures such as cargo, hull, pleasure craft, marine liability, inland marine and offshore energy. The principal perils covered by policies in this portfolio include physical loss, damage and/or liability arising from natural perils of the seas or land, man-made events including fire and explosion, stranding/sinking/salvage, pollution, shipowners and maritime employers liability. This business is written on a non-proportional and proportional basis. Aviation provides cover for airline, aerospace and general aviation exposures. This business is written on a proportional and non-proportional basis. The Company exited Aviation business effective January 1, 2023.
Run-off lines
Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The underlying policies principally cover property-related exposures but other exposures including personal accident are also covered. The principal perils covered by policies in this portfolio include hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. This business is written on a proportional and an excess of loss basis. The Company exited this line of business in June 2022.
Property: provides protection for property damage and related losses resulting from natural and man-made perils that are covered in the underlying personal and commercial lines insurance policies written by our cedants. The predominant exposure is to property damage, but other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. The most significant perils covered by policies in this portfolio include windstorm, tornado and earthquake, but other perils such as freezes, riots, flood, industrial explosions, fire, hail and a number of other loss events are also included. This business is written on a proportional and excess of loss basis. The Company exited this line of business in June 2022.
Engineering: provides protection for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes cover for losses arising from operational failures of machinery, plant and equipment, and electronic equipment as well as business interruption. The Company exited this line of business in 2020.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL HIGHLIGHTS

		Three months ended June 30,				Six months ended June 30,
		2025	2024	Change		2025	2024	Change

HIGHLIGHTS	Gross premiums written	$2,515,971	$2,440,236	3.1%		$5,310,622	$5,094,663	4.2%
	Gross premiums written - Insurance	76.8%	74.3%	2.5	pts	67.6%	66.5%	1.1	pts
	Gross premiums written - Reinsurance	23.2%	25.7%	(2.5)	pts	32.4%	33.5%	(1.1)	pts
	Net premiums written	$1,635,434	$1,573,744	3.9%		$3,385,473	$3,295,817	2.7%
	Net premiums earned	$1,393,431	$1,304,478	6.8%		$2,734,251	$2,562,519	6.7%
	Net premiums earned - Insurance	74.1%	73.5%	0.6	pts	74.7%	73.2%	1.5	pts
	Net premiums earned - Reinsurance	25.9%	26.5%	(0.6)	pts	25.3%	26.8%	(1.5)	pts
	Net income available to common shareholders	$215,795	$204,401	5.6%		$402,302	$592,300	(32.1%)
	Operating income [a]	$261,304	$249,989	4.5%		$523,118	$470,154	11.3%
	Annualized return on average common equity [b]	15.7%	16.2%	(0.5)	pts	14.4%	24.1%	(9.7)	pts
	Annualized operating return on average common equity [c]	19.0%	19.9%	(0.9)	pts	18.7%	19.1%	(0.4)	pts
	Total shareholders’ equity	$6,174,398	$5,659,471	9.1%		$6,174,398	$5,659,471	9.1%

PER COMMON SHARE AND COMMON SHARE DATA	Earnings per diluted common share	$2.72	$2.40	13.3%		$4.98	$6.93	(28.1%)
	Operating income per diluted common share [d]	$3.29	$2.93	12.3%		$6.47	$5.50	17.6%
	Weighted average diluted common shares outstanding	79,329	85,326	(7.0%)		80,845	85,509	(5.5%)
	Book value per common share	$71.95	$60.70	18.5%		$71.95	$60.70	18.5%
	Book value per diluted common share (treasury stock method)	$70.34	$59.29	18.6%		$70.34	$59.29	18.6%
	Tangible book value per diluted common share (treasury stock method) [a]	$67.95	$56.59	20.1%		$67.95	$56.59	20.1%

FINANCIAL RATIOS	Current accident year loss ratio, excluding catastrophe and weather-related losses [a]	56.4%	55.1%	1.3	pts	56.3%	55.7%	0.6	pts
	Catastrophe and weather-related losses ratio [a]	2.6%	3.6%	(1.0)	pts	3.2%	2.6%	0.6	pts
	Current accident year loss ratio [a]	59.0%	58.7%	0.3	pts	59.5%	58.3%	1.2	pts
	Prior year reserve development ratio	(1.5%)	—%	(1.5)	pts	(1.4%)	—%	(1.4)	pts
	Net losses and loss expenses ratio	57.5%	58.7%	(1.2)	pts	58.1%	58.3%	(0.2)	pts
	Acquisition cost ratio	19.8%	20.3%	(0.5)	pts	19.8%	20.3%	(0.5)	pts
	General and administrative expense ratio [e]	11.6%	11.4%	0.2	pts	11.6%	12.2%	(0.6)	pts
	Combined ratio	88.9%	90.4%	(1.5)	pts	89.5%	90.8%	(1.3)	pts

INVESTMENT DATA	Total assets	$34,151,036	$32,078,882	6.5%		$34,151,036	$32,078,882	6.5%
	Total cash and invested assets [f]	$16,274,059	$17,211,911	(5.4%)		$16,274,059	$17,211,911	(5.4%)
	Net investment income	$187,297	$190,975	(1.9%)		$395,009	$358,358	10.2%
	Net investment gains (losses)	$43,468	$(53,479)	nm		$13,462	$(62,687)	nm
	Book yield of fixed maturities	4.6%	4.4%	0.2	pts	4.6%	4.4%	0.2	pts

[a]    Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity ("operating ROACE"), current accident year loss ratio, catastrophe and weather-related losses ratio, current accident year loss ratio, excluding catastrophe and weather-related losses and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity ("ROACE"), net losses and loss expenses ratio and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided above/later in this document.
[b]    Annualized ROACE is calculated by dividing annualized net income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[c]    Annualized operating ROACE is calculated by dividing annualized operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[d]    Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[f]    Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2025 AND 2024

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024

Revenues
Net premiums earned	$1,393,431	$1,304,478	$2,734,251	$2,562,519
Net investment income	187,297	190,975	395,009	358,358
Net investment gains (losses)	43,468	(53,479)	13,462	(62,687)
Other insurance related income	8,662	8,526	12,240	16,867
Total revenues	1,632,858	1,450,500	3,154,962	2,875,057

Expenses
Net losses and loss expenses	801,754	765,988	1,587,679	1,494,659
Acquisition costs	275,897	265,091	540,477	519,345
General and administrative expenses	161,078	148,441	320,241	311,813
Foreign exchange losses (gains)	94,885	(7,384)	151,920	(30,936)
Interest expense and financing costs	16,586	17,010	33,158	34,157
Reorganization expenses	—	14,014	—	26,312
Amortization of intangible assets	2,396	2,729	5,125	5,458
Total expenses	1,352,596	1,205,889	2,638,600	2,360,808

Income before income taxes and interest in income (loss) of equity method investments	280,262	244,611	516,362	514,249
Income tax (expense) benefit	(56,199)	(40,547)	(100,521)	84,107
Interest in income (loss) of equity method investments	(705)	7,900	1,586	9,069
Net income	223,358	211,964	417,427	607,425
Preferred share dividends	7,563	7,563	15,125	15,125
Net income available to common shareholders	$215,795	$204,401	$402,302	$592,300

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

							Year ended December 31,
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q2 2023	2024
UNDERWRITING REVENUES
Gross premiums written	$2,515,971	$2,794,652	$1,975,324	$1,935,902	$2,440,236	$2,284,378	$9,005,888
Ceded premiums written	(880,537)	(1,044,613)	(749,775)	(699,917)	(866,492)	(838,021)	(3,248,537)
Net premiums written	1,635,434	1,750,039	1,225,549	1,235,985	1,573,744	1,446,357	5,757,351

Gross premiums earned	2,229,370	2,147,045	2,207,338	2,159,646	2,117,937	1,969,662	8,529,567
Ceded premiums earned	(835,939)	(806,225)	(830,324)	(792,945)	(813,459)	(703,917)	(3,223,332)
Net premiums earned	1,393,431	1,340,820	1,377,014	1,366,701	1,304,478	1,265,745	5,306,235
Other insurance related income	8,662	3,578	7,016	6,838	8,526	5,524	30,721
Total underwriting revenues	1,402,093	1,344,398	1,384,030	1,373,539	1,313,004	1,271,269	5,336,956

UNDERWRITING EXPENSES
Net losses and loss expenses	801,754	785,925	831,956	831,872	765,988	736,257	3,158,487
Acquisition costs	275,897	264,581	276,273	274,935	265,091	253,265	1,070,551
Underwriting-related general and administrative expenses [a]	135,241	130,438	146,299	131,582	120,768	133,255	536,442
Total underwriting expenses	1,212,892	1,180,944	1,254,528	1,238,389	1,151,847	1,122,777	4,765,480

UNDERWRITING INCOME [b]	189,201	163,454	129,502	135,150	161,157	148,492	571,476

OTHER (EXPENSES) REVENUES
Net investment income	187,297	207,713	195,773	205,100	190,975	136,829	759,229
Net investment gains (losses)	43,468	(30,005)	(108,030)	32,182	(53,479)	(24,370)	(138,534)
Corporate expenses [a]	(25,837)	(28,725)	(42,887)	(33,621)	(27,673)	(35,248)	(129,760)
Foreign exchange (losses) gains	(94,885)	(57,034)	112,090	(92,204)	7,384	(30,104)	50,822
Interest expense and financing costs	(16,586)	(16,572)	(16,761)	(16,849)	(17,010)	(16,738)	(67,766)
Reorganization expenses	—	—	—	—	(14,014)	—	(26,312)
Amortization of intangible assets	(2,396)	(2,729)	(2,729)	(2,729)	(2,729)	(2,729)	(10,917)
Total other (expenses) revenues	91,061	72,648	137,456	91,879	83,454	27,640	436,762

INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	280,262	236,102	266,958	227,029	244,611	176,132	1,008,238
Income tax (expense) benefit	(56,199)	(44,322)	19,410	(47,922)	(40,547)	(27,558)	55,595
Interest in income (loss) of equity method investments	(705)	2,291	7,264	1,621	7,900	2,100	17,953

NET INCOME	223,358	194,071	293,632	180,728	211,964	150,674	1,081,786
Preferred share dividends	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(30,250)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$215,795	$186,508	$286,069	$173,165	$204,401	$143,111	$1,051,536

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

							Year ended December 31,
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q2 2023	2024
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.4%	56.3%	55.7%	55.7%	55.1%	56.1%	55.7%
Catastrophe and weather-related losses ratio	2.6%	3.7%	5.9%	5.8%	3.6%	2.6%	4.3%
Current accident year loss ratio	59.0%	60.0%	61.6%	61.5%	58.7%	58.7%	60.0%
Prior year reserve development ratio	(1.5%)	(1.4%)	(1.2%)	(0.6%)	—%	(0.5%)	(0.5%)
Net losses and loss expenses ratio	57.5%	58.6%	60.4%	60.9%	58.7%	58.2%	59.5%
Acquisition cost ratio	19.8%	19.7%	20.1%	20.1%	20.3%	20.0%	20.2%
General and administrative expense ratio [a]	11.6%	11.9%	13.7%	12.1%	11.4%	13.3%	12.6%
Combined ratio	88.9%	90.2%	94.2%	93.1%	90.4%	91.5%	92.3%

Weighted average common shares outstanding	78,378	81,152	83,380	83,936	84,475	85,207	84,165
Weighted average diluted common shares outstanding	79,329	82,378	84,695	85,000	85,326	85,812	85,176
Earnings per common share	$2.75	$2.30	$3.43	$2.06	$2.42	$1.68	$12.49
Earnings per diluted common share	$2.72	$2.26	$3.38	$2.04	$2.40	$1.67	$12.35
Annualized ROACE	15.7%	13.7%	20.7%	13.0%	16.2%	12.9%	20.5%
Annualized operating ROACE	19.0%	19.2%	18.2%	17.3%	19.9%	17.2%	18.6%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

	Six months ended June 30,			Year ended December 31,
	2025	2024	2023	2024	2023
UNDERWRITING REVENUES
Gross premiums written	$5,310,622	$5,094,663	$4,666,354	$9,005,888	$8,356,525
Ceded premiums written	(1,925,149)	(1,798,846)	(1,611,641)	(3,248,537)	(3,254,200)
Net premiums written	3,385,473	3,295,817	3,054,713	5,757,351	5,102,325

Gross premiums earned	4,376,414	4,162,584	3,891,430	8,529,567	7,973,577
Ceded premiums earned	(1,642,163)	(1,600,065)	(1,395,486)	(3,223,332)	(2,889,796)
Net premiums earned	2,734,251	2,562,519	2,495,944	5,306,235	5,083,781
Other insurance related income	12,240	16,867	6,100	30,721	22,495
Total underwriting revenues	2,746,491	2,579,386	2,502,044	5,336,956	5,106,276

UNDERWRITING EXPENSES
Net losses and loss expenses	1,587,679	1,494,659	1,456,899	3,158,487	3,393,102
Acquisition costs	540,477	519,345	483,638	1,070,551	1,000,945
Underwriting-related general and administrative expenses [a]	265,679	258,561	273,650	536,442	551,467
Total underwriting expenses	2,393,835	2,272,565	2,214,187	4,765,480	4,945,514

UNDERWRITING INCOME [b]	352,656	306,821	287,857	571,476	160,762

OTHER (EXPENSES) REVENUES
Net investment income	395,009	358,358	270,601	759,229	611,742
Net investment gains (losses)	13,462	(62,687)	(44,558)	(138,534)	(74,630)
Corporate expenses [a]	(54,562)	(53,252)	(61,664)	(129,760)	(132,979)
Foreign exchange (losses) gains	(151,920)	30,936	(38,814)	50,822	(58,115)
Interest expense and financing costs	(33,158)	(34,157)	(33,632)	(67,766)	(68,421)
Reorganization expenses	—	(26,312)	—	(26,312)	(28,997)
Amortization of intangible assets	(5,125)	(5,458)	(5,458)	(10,917)	(10,917)
Total other (expenses) revenues	163,706	207,428	86,475	436,762	237,683

INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	516,362	514,249	374,332	1,008,238	398,445
Income tax (expense) benefit	(100,521)	84,107	(43,454)	55,595	(26,316)
Interest in income (loss) of equity method investments	1,586	9,069	(105)	17,953	4,163

NET INCOME	417,427	607,425	330,773	1,081,786	376,292
Preferred share dividends	(15,125)	(15,125)	(15,125)	(30,250)	(30,250)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$402,302	$592,300	$315,648	$1,051,536	$346,042

[a]   Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to total general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b] Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

	Six months ended June 30,			Year ended December 31,
	2025	2024	2023	2024	2023
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.3%	55.7%	56.0%	55.7%	55.9%
Catastrophe and weather-related losses ratio	3.2%	2.6%	2.8%	4.3%	2.7%
Current accident year loss ratio	59.5%	58.3%	58.8%	60.0%	58.6%
Prior year reserve development ratio	(1.4%)	—%	(0.4%)	(0.5%)	8.1%
Net losses and loss expenses ratio	58.1%	58.3%	58.4%	59.5%	66.7%
Acquisition cost ratio	19.8%	20.3%	19.4%	20.2%	19.7%
General and administrative expense ratio [a]	11.6%	12.2%	13.4%	12.6%	13.5%
Combined ratio	89.5%	90.8%	91.2%	92.3%	99.9%

Weighted average common shares outstanding	79,757	84,677	85,036	84,165	85,142
Weighted average diluted common shares outstanding	80,845	85,509	85,833	85,176	86,012
Earnings per common share	$5.04	$6.99	$3.71	$12.49	$4.06
Earnings per diluted common share	$4.98	$6.93	$3.68	$12.35	$4.02
Annualized ROACE	14.4%	24.1%	14.7%	20.5%	7.9%
Annualized operating ROACE	18.7%	19.1%	18.3%	18.6%	11.0%
[a] Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA

	Three months ended June 30, 2025			Six months ended June 30, 2025
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$1,932,435	$583,536	$2,515,971	$3,588,337	$1,722,285	$5,310,622
Ceded premiums written	(641,925)	(238,612)	(880,537)	(1,253,247)	(671,902)	(1,925,149)
Net premiums written	1,290,510	344,924	1,635,434	2,335,090	1,050,383	3,385,473

Gross premiums earned	1,633,396	595,974	2,229,370	3,231,945	1,144,469	4,376,414
Ceded premiums earned	(600,435)	(235,504)	(835,939)	(1,188,898)	(453,265)	(1,642,163)
Net premiums earned	1,032,961	360,470	1,393,431	2,043,047	691,204	2,734,251
Other insurance related income	6	8,656	8,662	162	12,078	12,240
Total underwriting revenues	1,032,967	369,126	1,402,093	2,043,209	703,282	2,746,491

UNDERWRITING EXPENSES
Net losses and loss expenses	561,770	239,984	801,754	1,123,858	463,821	1,587,679
Acquisition costs	194,912	80,985	275,897	388,933	151,544	540,477
Underwriting-related general and administrative expenses	124,646	10,595	135,241	244,238	21,441	265,679
Total underwriting expenses	881,328	331,564	1,212,892	1,757,029	636,806	2,393,835

UNDERWRITING INCOME	$151,639	$37,562	$189,201	$286,180	$66,476	$352,656

Catastrophe and weather-related losses, net of reinstatement premiums	$36,440	$186	$36,626	$83,970	$1,726	$85,696
Net favorable prior year reserve development	$15,216	$5,013	$20,229	$29,194	$8,972	$38,166

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	52.3%	67.9%	56.4%	52.3%	68.2%	56.3%
Catastrophe and weather-related losses ratio	3.6%	0.1%	2.6%	4.1%	0.2%	3.2%
Current accident year loss ratio	55.9%	68.0%	59.0%	56.4%	68.4%	59.5%
Prior year reserve development ratio	(1.5%)	(1.4%)	(1.5%)	(1.4%)	(1.3%)	(1.4%)
Net losses and loss expenses ratio	54.4%	66.6%	57.5%	55.0%	67.1%	58.1%
Acquisition cost ratio	18.9%	22.5%	19.8%	19.0%	21.9%	19.8%
Underwriting-related general and administrative expense ratio	12.0%	2.9%	9.7%	12.0%	3.1%	9.6%
Corporate expense ratio			1.9%			2.0%
Combined ratio	85.3%	92.0%	88.9%	86.0%	92.1%	89.5%

AXIS CAPITAL HOLDINGS LIMITED
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Six months ended June 30,		Year ended December 31,
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q2 2023	2025	2024	2024

INSURANCE SEGMENT
Professional Lines	$343,370	$257,159	$340,463	$286,108	$299,087	$294,403	$600,529	$535,752	$1,162,323
Property	645,476	495,417	496,504	433,843	641,147	533,479	1,140,894	1,119,982	2,050,329
Liability	365,542	303,758	331,130	321,205	311,563	328,768	669,300	599,268	1,251,603
Cyber	136,562	113,945	134,939	129,543	164,518	182,049	250,507	297,454	561,937
Marine and Aviation	224,393	267,151	169,470	163,838	219,850	205,153	491,544	481,860	815,168
Accident and Health	126,985	124,843	125,277	119,686	101,243	85,836	251,826	205,849	450,810
Credit and Political Risk	90,107	93,630	102,554	72,453	76,658	54,462	183,737	148,406	323,414
TOTAL INSURANCE SEGMENT	$1,932,435	$1,655,903	$1,700,337	$1,526,676	$1,814,066	$1,684,150	$3,588,337	$3,388,571	$6,615,584

REINSURANCE SEGMENT
Liability	$168,566	$253,070	$95,980	$132,245	$169,933	$159,234	$421,637	$388,108	$616,333
Accident and Health	22,337	281,355	45,675	47,452	32,376	20,696	303,692	343,169	436,296
Professional Lines	171,851	188,445	28,001	44,013	203,001	186,233	360,296	349,833	421,846
Credit and Surety	116,290	204,666	65,041	100,352	88,281	103,430	320,956	252,324	417,717
Motor	26,066	124,380	25,481	35,295	26,039	26,966	150,445	178,184	238,961
Agriculture	55,256	48,901	3,317	33,265	74,290	66,985	104,157	113,791	150,373
Marine and Aviation	18,871	33,492	2,201	11,059	22,881	22,034	52,365	69,015	82,274
Total	579,237	1,134,309	265,696	403,681	616,801	585,578	1,713,548	1,694,424	2,363,800

Run-off lines
Catastrophe	249	967	3,346	1,564	4,491	10,874	1,216	5,913	10,823
Property	848	1,646	(527)	1,800	2,013	3,842	2,493	1,857	3,130
Engineering	3,202	1,827	6,472	2,181	2,865	(66)	5,028	3,898	12,551
Total run-off lines	4,299	4,440	9,291	5,545	9,369	14,650	8,737	11,668	26,504
TOTAL REINSURANCE SEGMENT	$583,536	$1,138,749	$274,987	$409,226	$626,170	$600,228	$1,722,285	$1,706,092	$2,390,304
CONSOLIDATED TOTAL	$2,515,971	$2,794,652	$1,975,324	$1,935,902	$2,440,236	$2,284,378	$5,310,622	$5,094,663	$9,005,888

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED DATA

							Year ended December 31,
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q2 2023	2024
UNDERWRITING REVENUES
Gross premiums written	$2,515,971	$2,794,652	$1,975,324	$1,935,902	$2,440,236	$2,284,378	$9,005,888
Ceded premiums written	(880,537)	(1,044,613)	(749,775)	(699,917)	(866,492)	(838,021)	(3,248,537)
Net premiums written	1,635,434	1,750,039	1,225,549	1,235,985	1,573,744	1,446,357	5,757,351

Gross premiums earned	2,229,370	2,147,045	2,207,338	2,159,646	2,117,937	1,969,662	8,529,567
Ceded premiums earned	(835,939)	(806,225)	(830,324)	(792,945)	(813,459)	(703,917)	(3,223,332)
Net premiums earned	1,393,431	1,340,820	1,377,014	1,366,701	1,304,478	1,265,745	5,306,235
Other insurance related income	8,662	3,578	7,016	6,838	8,526	5,524	30,721
Total underwriting revenues	1,402,093	1,344,398	1,384,030	1,373,539	1,313,004	1,271,269	5,336,956

UNDERWRITING EXPENSES
Net losses and loss expenses	801,754	785,925	831,956	831,872	765,988	736,257	3,158,487
Acquisition costs	275,897	264,581	276,273	274,935	265,091	253,265	1,070,551
Underwriting-related general and administrative expenses	135,241	130,438	146,299	131,582	120,768	133,255	536,442
Total underwriting expenses	1,212,892	1,180,944	1,254,528	1,238,389	1,151,847	1,122,777	4,765,480

UNDERWRITING INCOME	$189,201	$163,454	$129,502	$135,150	$161,157	$148,492	$571,476

Catastrophe and weather-related losses, net of reinstatement premiums	$36,626	$49,070	$81,063	$78,120	$47,060	$32,228	$225,996
Net favorable prior year reserve development	$20,229	$17,937	$16,311	$8,012	$—	$6,319	$24,323

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.4%	56.3%	55.7%	55.7%	55.1%	56.1%	55.7%
Catastrophe and weather-related losses ratio	2.6%	3.7%	5.9%	5.8%	3.6%	2.6%	4.3%
Current accident year loss ratio	59.0%	60.0%	61.6%	61.5%	58.7%	58.7%	60.0%
Prior year reserve development ratio	(1.5%)	(1.4%)	(1.2%)	(0.6%)	—%	(0.5%)	(0.5%)
Net losses and loss expenses ratio	57.5%	58.6%	60.4%	60.9%	58.7%	58.2%	59.5%
Acquisition cost ratio	19.8%	19.7%	20.1%	20.1%	20.3%	20.0%	20.2%
General and administrative expenses ratio [a]	11.6%	11.9%	13.7%	12.1%	11.4%	13.3%	12.6%
Combined ratio	88.9%	90.2%	94.2%	93.1%	90.4%	91.5%	92.3%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
INSURANCE SEGMENT DATA

							Year ended December 31,
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q2 2023	2024
UNDERWRITING REVENUES
Gross premiums written	$1,932,435	$1,655,903	$1,700,337	$1,526,676	$1,814,066	$1,684,150	$6,615,584
Ceded premiums written	(641,925)	(611,323)	(642,254)	(550,765)	(619,869)	(663,129)	(2,365,039)
Net premiums written	1,290,510	1,044,580	1,058,083	975,911	1,194,197	1,021,021	4,250,545

Gross premiums earned	1,633,396	1,598,550	1,621,228	1,592,802	1,541,766	1,393,438	6,254,836
Ceded premiums earned	(600,435)	(588,464)	(595,203)	(568,951)	(583,554)	(550,687)	(2,328,800)
Net premiums earned	1,032,961	1,010,086	1,026,025	1,023,851	958,212	842,751	3,926,036
Other insurance related income (loss)	6	156	40	93	(61)	58	94
Total underwriting revenues	1,032,967	1,010,242	1,026,065	1,023,944	958,151	842,809	3,926,130

UNDERWRITING EXPENSES
Net losses and loss expenses	561,770	562,088	603,311	602,654	542,591	457,650	2,245,420
Acquisition costs	194,912	194,021	199,606	203,255	188,026	156,972	766,915
Underwriting-related general and administrative expenses	124,646	119,592	132,699	119,249	111,894	113,534	485,929
Total underwriting expenses	881,328	875,701	935,616	925,158	842,511	728,156	3,498,264

UNDERWRITING INCOME	$151,639	$134,541	$90,449	$98,786	$115,640	$114,653	$427,866

Catastrophe and weather-related losses, net of reinstatement premiums	$36,440	$47,530	$80,110	$71,038	$45,793	$26,440	$216,093
Net favorable prior year reserve development	$15,216	$13,978	$12,200	$4,009	$—	$2,784	$16,209

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	52.3%	52.3%	52.2%	52.3%	51.8%	51.5%	52.1%
Catastrophe and weather-related losses ratio	3.6%	4.7%	7.8%	7.0%	4.8%	3.1%	5.5%
Current accident year loss ratio	55.9%	57.0%	60.0%	59.3%	56.6%	54.6%	57.6%
Prior year reserve development ratio	(1.5%)	(1.4%)	(1.2%)	(0.4%)	—%	(0.3%)	(0.4%)
Net losses and loss expenses ratio	54.4%	55.6%	58.8%	58.9%	56.6%	54.3%	57.2%
Acquisition cost ratio	18.9%	19.2%	19.5%	19.9%	19.6%	18.6%	19.5%
Underwriting-related general and administrative expenses ratio	12.0%	11.9%	12.9%	11.6%	11.7%	13.5%	12.4%
Combined ratio	85.3%	86.7%	91.2%	90.4%	87.9%	86.4%	89.1%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE SEGMENT DATA

							Year ended December 31,
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q2 2023	2024
UNDERWRITING REVENUES
Gross premiums written	$583,536	$1,138,749	$274,987	$409,226	$626,170	$600,228	$2,390,304
Ceded premiums written	(238,612)	(433,290)	(107,521)	(149,152)	(246,623)	(174,892)	(883,498)
Net premiums written	344,924	705,459	167,466	260,074	379,547	425,336	1,506,806

Gross premiums earned	595,974	548,495	586,110	566,844	576,171	576,224	2,274,731
Ceded premiums earned	(235,504)	(217,761)	(235,121)	(223,994)	(229,905)	(153,230)	(894,532)
Net premiums earned	360,470	330,734	350,989	342,850	346,266	422,994	1,380,199
Other insurance related income	8,656	3,422	6,976	6,745	8,587	5,466	30,627
Total underwriting revenues	369,126	334,156	357,965	349,595	354,853	428,460	1,410,826

UNDERWRITING EXPENSES
Net losses and loss expenses	239,984	223,837	228,645	229,218	223,397	278,607	913,067
Acquisition costs	80,985	70,560	76,667	71,680	77,065	96,293	303,636
Underwriting-related general and administrative expenses	10,595	10,846	13,600	12,333	8,874	19,721	50,513
Total underwriting expenses	331,564	305,243	318,912	313,231	309,336	394,621	1,267,216

UNDERWRITING INCOME	$37,562	$28,913	$39,053	$36,364	$45,517	$33,839	$143,610

Catastrophe and weather-related losses, net of reinstatement premiums	$186	$1,540	$953	$7,082	$1,267	$5,788	$9,903
Net favorable prior year reserve development	$5,013	$3,959	$4,111	$4,003	$—	$3,535	$8,114

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	67.9%	68.4%	66.0%	66.0%	64.2%	65.3%	66.0%
Catastrophe and weather-related losses ratio	0.1%	0.5%	0.3%	2.0%	0.3%	1.4%	0.7%
Current accident year loss ratio	68.0%	68.9%	66.3%	68.0%	64.5%	66.7%	66.7%
Prior year reserve development ratio	(1.4%)	(1.2%)	(1.2%)	(1.1%)	—%	(0.8%)	(0.5%)
Net losses and loss expenses ratio	66.6%	67.7%	65.1%	66.9%	64.5%	65.9%	66.2%
Acquisition cost ratio	22.5%	21.3%	21.8%	20.9%	22.3%	22.8%	22.0%
Underwriting-related general and administrative expense ratio	2.9%	3.3%	4.0%	3.6%	2.5%	4.6%	3.6%
Combined ratio	92.0%	92.3%	90.9%	91.4%	89.3%	93.3%	91.8%

AXIS CAPITAL HOLDINGS LIMITED
NET INVESTMENT INCOME

							Six months ended June 30,		Year ended December 31,
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q2 2023	2025	2024	2024

Fixed maturities	$149,861	$146,711	$164,283	$163,002	$154,023	$124,390	$296,572	$293,419	$620,704
Other investments	18,479	22,410	9,099	19,594	14,301	(5,341)	40,889	19,974	48,666
Equity securities	3,155	3,208	3,574	3,529	3,057	2,990	6,363	5,819	12,922
Mortgage loans	5,956	6,868	7,617	8,175	9,108	8,880	12,824	18,237	34,028
Cash and cash equivalents	16,649	33,380	17,804	14,402	13,733	11,161	50,028	27,395	59,600
Short-term investments	541	1,986	1,421	3,919	3,766	2,129	2,527	7,229	12,569

Gross investment income	194,641	214,563	203,798	212,621	197,988	144,209	409,203	372,073	788,489
Investment expenses	(7,344)	(6,850)	(8,025)	(7,521)	(7,013)	(7,380)	(14,194)	(13,715)	(29,260)

Net investment income	$187,297	$207,713	$195,773	$205,100	$190,975	$136,829	$395,009	$358,358	$759,229

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2023
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$12,137,475	$11,865,480	$12,152,753	$13,768,193	$12,585,137	$11,564,397
Fixed maturities, held to maturity, at amortized cost	405,041	389,571	443,400	503,776	637,792	717,310
Equity securities, at fair value	619,275	574,379	579,274	604,834	589,899	596,692
Mortgage loans, held for investment, at fair value	438,571	457,907	505,697	524,929	544,859	609,274
Other investments, at fair value	938,922	938,562	930,278	939,734	936,680	970,079
Equity method investments	215,920	214,240	206,994	197,712	193,705	148,183
Short-term investments, at fair value	51,726	91,330	223,666	127,867	57,436	46,282
Total investments	14,806,930	14,531,469	15,042,062	16,667,045	15,545,508	14,652,217
Cash and cash equivalents	1,409,201	3,332,767	3,063,621	1,471,326	1,655,063	1,518,270
Accrued interest receivable	108,506	108,392	114,012	125,770	118,147	100,915
Insurance and reinsurance premium balances receivable	4,026,994	3,725,518	3,169,355	3,408,271	3,686,819	3,371,439
Reinsurance recoverable on unpaid losses and loss expenses	9,086,900	6,944,518	6,840,897	6,810,929	6,591,821	5,865,609
Reinsurance recoverable on paid losses and loss expenses	637,726	531,105	546,287	476,045	483,447	572,757
Deferred acquisition costs	654,950	626,104	524,837	574,012	592,067	586,085
Prepaid reinsurance premiums	2,223,255	2,175,425	1,936,979	2,020,952	2,113,364	1,767,474
Receivable for investments sold	29,099	39,498	3,693	871	11,899	22,102
Goodwill	66,498	66,498	66,498	100,801	100,801	100,801
Intangible assets	170,842	173,238	175,967	178,696	181,426	192,342
Operating lease right-of-use assets	89,421	92,299	92,516	97,912	101,101	108,511
Loan advances made	263,779	272,499	247,775	283,624	328,921	78,419
Other assets	576,935	629,844	695,794	506,394	568,498	401,575
TOTAL ASSETS	$34,151,036	$33,249,174	$32,520,293	$32,722,648	$32,078,882	$29,338,516

LIABILITIES
Reserve for losses and loss expenses	$17,879,023	$17,489,459	$17,218,929	$17,295,329	$16,738,871	$15,419,498
Unearned premiums	6,154,844	5,859,606	5,211,865	5,452,873	5,674,787	5,139,177
Insurance and reinsurance balances payable	1,932,269	1,883,746	1,713,798	1,828,297	2,005,126	1,806,433
Debt	1,315,936	1,315,555	1,315,179	1,314,806	1,314,438	1,313,006
Federal Home Loan Bank advances	66,380	66,380	66,380	75,580	85,790	85,790
Payable for investments purchased	79,677	193,752	269,728	127,609	118,706	81,835
Operating lease liabilities	106,544	107,289	106,614	115,176	116,264	121,922
Other liabilities	441,965	430,588	528,421	429,751	365,429	349,894
TOTAL LIABILITIES	27,976,638	27,346,375	26,430,914	26,639,421	26,419,411	24,317,555

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000	550,000	550,000	550,000	550,000
Common shares	2,206	2,206	2,206	2,206	2,206	2,206
Additional paid-in capital	2,384,659	2,374,804	2,394,063	2,385,905	2,376,244	2,361,185
Accumulated other comprehensive income (loss)	(21,710)	(152,376)	(267,557)	(76,738)	(394,968)	(630,509)
Retained earnings	7,673,246	7,492,484	7,341,569	7,092,817	6,957,185	6,485,901
Treasury shares, at cost	(4,414,003)	(4,364,319)	(3,930,902)	(3,870,963)	(3,831,196)	(3,747,822)
TOTAL SHAREHOLDERS' EQUITY	6,174,398	5,902,799	6,089,379	6,083,227	5,659,471	5,020,961

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$34,151,036	$33,249,174	$32,520,293	$32,722,648	$32,078,882	$29,338,516

Debt to total capital [a]	17.6%	18.2%	17.8%	17.8%	18.8%	20.7%

[a]    The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO

	At June 30, 2025						At December 31, 2024
	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value or Net Carrying Value	Percentage	Fair Value or Net Carrying Value	Percentage
Fixed Maturities, available for sale, at fair value
U.S. government and agency	$2,378,539	$—	$17,688	$(9,052)	$2,387,175	14.6%	$2,802,986	15.5%
Non-U.S. government	767,027	(16)	27,373	(3,908)	790,476	4.9%	729,939	4.1%
Corporate debt	4,788,604	(4,773)	83,530	(55,530)	4,811,831	29.6%	4,842,190	27.0%
Agency RMBS	1,767,469	—	10,280	(36,769)	1,740,980	10.7%	1,184,845	6.6%
CMBS	840,909	—	4,906	(22,233)	823,582	5.1%	819,608	4.6%
Non-Agency RMBS	190,656	(199)	990	(5,296)	186,151	1.1%	122,536	0.7%
ABS	1,329,187	(55)	10,276	(5,729)	1,333,679	8.2%	1,539,832	8.6%
Municipals	65,149	—	359	(1,907)	63,601	0.4%	110,817	0.6%
Total fixed maturities, available for sale, at fair value	12,127,540	(5,043)	155,402	(140,424)	12,137,475	74.6%	12,152,753	67.7%

Fixed maturities, held to maturity, at amortized cost
Corporate debt	128,906	—	—	—	128,906	0.8%	122,706	0.7%
ABS	276,135	—	—	—	276,135	1.7%	320,694	1.8%
Total fixed maturities, held to maturity, at amortized cost	405,041	—	—	—	405,041	2.5%	443,400	2.5%

Equity securities, at fair value
Common stocks	3,129	—	99	(518)	2,710	—%	2,638	—%
Preferred Stocks	11,832	—	356	(124)	12,064	0.1%	5,867	—%
Exchange-traded funds	229,523	—	108,452	(266)	337,709	2.1%	314,042	1.7%
Bond mutual funds	284,590	—	9,505	(27,303)	266,792	1.6%	256,727	1.5%
Total equity securities, at fair value	529,074	—	118,412	(28,211)	619,275	3.8%	579,274	3.2%

Total fixed maturities and equity securities	$13,061,655	$(5,043)	$273,814	$(168,635)	13,161,791	80.9%	13,175,427	73.4%
Mortgage loans, held for investment					438,571	2.7%	505,697	2.8%
Other investments					938,922	5.8%	930,278	5.2%
Equity method investments					215,920	1.3%	206,994	1.2%
Short-term investments					51,726	0.3%	223,666	1.2%
Total investments					14,806,930	91.0%	15,042,062	83.8%
Cash and cash equivalents [a]					1,409,201	8.7%	3,063,621	17.1%
Accrued interest receivable					108,506	0.7%	114,012	0.6%
Net receivable/(payable) for investments sold (purchased)					(50,578)	(0.4%)	(266,035)	(1.5%)
Total cash and invested assets					$16,274,059	100.0%	$17,953,660	100.0%

[a]    Includes $557 million and $920 million of restricted cash and cash equivalents at June 30, 2025 and December 31, 2024, respectively.

	At June 30, 2025		At December 31, 2024
	Fair Value	Percentage	Fair Value	Percentage
Other Investments:
Multi-strategy funds	$15,290	1.6%	$24,919	2.7%
Direct lending funds	164,979	17.6%	171,048	18.4%
Real estate funds	291,173	31.0%	291,640	31.3%
Private equity funds	332,835	35.5%	320,690	34.5%
Other privately held investments	134,645	14.3%	121,981	13.1%
Total	$938,922	100.0%	$930,278	100.0%

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS COMPOSITION

	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q2 2023
	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities, available for sale:
U.S. government and agency	14.6%	14.3%	15.5%	15.5%	15.4%	17.2%
Non-U.S. government	4.9%	4.0%	4.1%	4.5%	4.4%	3.6%
Corporate debt	29.6%	26.0%	27.0%	31.6%	29.6%	26.7%
MBS:
Agency RMBS	10.7%	8.7%	6.6%	9.6%	9.3%	8.7%
CMBS	5.1%	4.8%	4.6%	4.5%	4.8%	5.4%
Non-agency RMBS	1.1%	1.1%	0.7%	0.7%	0.7%	0.8%
ABS	8.2%	7.3%	8.6%	8.7%	8.0%	8.0%
Municipals	0.4%	0.4%	0.6%	0.8%	0.9%	0.9%

Total Fixed Maturities, available for sale	74.6%	66.6%	67.7%	75.9%	73.1%	71.3%
Fixed Maturities, held to maturity:
Corporate debt	0.8%	0.7%	0.7%	0.7%	0.6%	0.6%
ABS	1.7%	1.5%	1.8%	2.1%	3.1%	3.8%

Total Fixed Maturities, held to maturity	2.5%	2.2%	2.5%	2.8%	3.7%	4.4%
Equity securities	3.8%	3.2%	3.2%	3.3%	3.4%	3.7%
Mortgage loans	2.7%	2.6%	2.8%	2.9%	3.2%	3.8%
Other investments	5.8%	5.3%	5.2%	5.2%	5.4%	6.0%
Equity method investments	1.3%	1.2%	1.2%	1.1%	1.1%	0.9%
Short-term investments	0.3%	0.5%	1.2%	0.7%	0.4%	0.3%

Total Investments	91.0%	81.6%	83.8%	91.9%	90.3%	90.4%
Cash and cash equivalents	8.7%	18.7%	17.1%	8.1%	9.6%	9.4%
Accrued interest receivable	0.7%	0.6%	0.6%	0.7%	0.7%	0.6%
Net receivable/(payable) for investments sold (purchased)	(0.4%)	(0.9%)	(1.5%)	(0.7%)	(0.6%)	(0.4%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency	19.0%	20.8%	22.3%	19.7%	20.2%	22.7%
AAA [a]	20.0%	20.3%	21.2%	20.1%	21.0%	34.8%
AA [a]	23.4%	21.8%	18.7%	20.5%	20.4%	7.0%
A	17.1%	16.8%	16.6%	17.8%	16.8%	15.6%
BBB	9.8%	9.5%	9.5%	11.9%	11.4%	11.2%
Below BBB	10.7%	10.8%	11.7%	10.0%	10.2%	8.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year	5.5%	6.5%	7.1%	5.2%	4.3%	4.9%
From one to five years	43.0%	43.0%	44.7%	43.4%	42.7%	42.3%
From five to ten years	15.2%	15.2%	14.9%	17.1%	18.0%	16.2%
Above ten years	1.6%	1.4%	1.6%	1.7%	1.3%	1.3%
Asset-backed and mortgage-backed securities	34.7%	33.9%	31.7%	32.6%	33.7%	35.3%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	4.6%	4.5%	4.5%	4.4%	4.4%	3.9%
Yield to maturity of fixed maturities	5.0%	5.2%	5.3%	4.9%	5.7%	5.9%
Average duration of fixed maturities (inclusive of duration hedges)	3.1 yrs	3.0 yrs	2.8 yrs	3.0 yrs	3.1 yrs	2.9 yrs
Average credit quality of fixed maturities	A+	A+	A+	A+	A+	AA-

[a]    Includes U.S. government-sponsored agencies, residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS") and reflect the downgrade of the U.S. government on August 1, 2023.

AXIS CAPITAL HOLDINGS LIMITED
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At June 30, 2025

Available for sale, at fair value	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$1,740,980	$179,485	$4,807	$251	$77	$1,531	$1,927,131
Commercial MBS	162,484	590,592	63,957	5,627	—	922	823,582
ABS	—	1,136,692	103,584	58,220	33,699	1,484	1,333,679

Total mortgage-backed and asset-backed securities, available for sale, at fair value	$1,903,464	$1,906,769	$172,348	$64,098	$33,776	$3,937	$4,084,392

Percentage of total	46.6%	46.7%	4.2%	1.6%	0.8%	0.1%	100.0%

Held to maturity, at amortized cost	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

ABS	$—	$123,336	$152,799	$—	$—	$—	$276,135

Total mortgage-backed and asset-backed securities, held to maturity, at amortized cost	$—	$123,336	$152,799	$—	$—	$—	$276,135

Percentage of total	—%	44.7%	55.3%	—%	—%	—%	100.0%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended June 30, 2025			Six months ended June 30, 2025
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses

Beginning of period	$17,489,459	$(6,944,518)	$10,544,941	$17,218,929	$(6,840,897)	$10,378,032
Incurred losses and loss expenses	1,317,109	(515,355)	801,754	2,595,862	(1,008,183)	1,587,679
Paid losses and loss expenses	(1,194,110)	400,486	(793,624)	(2,346,015)	783,591	(1,562,424)
Foreign exchange and other [a]	266,565	(2,027,513)	(1,760,948)	410,247	(2,021,411)	(1,611,164)
End of period [b]	$17,879,023	$(9,086,900)	$8,792,123	$17,879,023	$(9,086,900)	$8,792,123

[a]    On April 24, 2025, we completed a loss portfolio transfer reinsurance agreement with Cavello Bay Reinsurance Limited, a wholly-owned subsidiary of Enstar Group Limited to retrocede a portfolio of reinsurance business predominantly related to 2021 and prior underwriting years. The transaction was deemed to have met the established criteria for retroactive reinsurance accounting. At June 30, 2025, foreign exchange and other included an increase in reinsurance recoverable on unpaid losses of $2.0 billion related to this transaction.
[b]  At June 30, 2025, reserve for losses and loss expenses included IBNR of $12.2 billion, or 68% (December 31, 2024: $11.8 billion, or 68%).

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended June 30, 2025			Six months ended June 30, 2025
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross paid losses and loss expenses	$811,798	$382,312	$1,194,110	$1,533,389	$812,626	$2,346,015
Reinsurance recoverable on paid losses and loss expenses	(310,266)	(90,220)	(400,486)	(585,083)	(198,508)	(783,591)
Net paid losses and loss expenses	501,532	292,092	793,624	948,306	614,118	1,562,424

Change in gross case reserves	68,791	(43,632)	25,159	148,517	(106,620)	41,897
Change in gross IBNR	33,847	63,993	97,840	130,550	77,400	207,950
Change in reinsurance recoverable on unpaid losses and loss expenses	(42,400)	(72,469)	(114,869)	(103,515)	(121,077)	(224,592)
Change in net unpaid losses and loss expenses	60,238	(52,108)	8,130	175,552	(150,297)	25,255

Total net incurred losses and loss expenses	$561,770	$239,984	$801,754	$1,123,858	$463,821	$1,587,679

Gross reserve for losses and loss expenses	$10,942,913	$6,936,110	$17,879,023	$10,942,913	$6,936,110	$17,879,023

Net favorable prior year reserve development	$15,216	$5,013	$20,229	$29,194	$8,972	$38,166

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	89.3%	121.7%	99.0%	84.4%	132.4%	98.4%

Net paid losses and loss expenses / Net premiums earned	48.6%	81.0%	57.0%	46.4%	88.8%	57.1%
Net unpaid losses and loss expenses / Net premiums earned	5.8%	(14.4%)	0.5%	8.6%	(21.7%)	1.0%
Net losses and loss expenses ratio	54.4%	66.6%	57.5%	55.0%	67.1%	58.1%

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, U.S. GAAP

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024

Net income available to common shareholders	$215,795	$204,401	$402,302	$592,300

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average common shares outstanding	78,378	84,475	79,757	84,677
Dilutive share equivalents:
Share-based compensation plans	951	851	1,088	832
Weighted average diluted common shares outstanding	79,329	85,326	80,845	85,509

EARNINGS PER COMMON SHARE
Earnings per common share	$2.75	$2.42	$5.04	$6.99
Earnings per diluted common share	$2.72	$2.40	$4.98	$6.93

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARES ROLL FORWARD

	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q2 2023

Net income available to common shareholders	$215,795	$186,508	$286,069	$173,165	$204,401	$143,111

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	78,651	82,984	83,649	84,179	84,687	85,183
Shares issued and treasury shares reissued	32	714	28	12	37	53
Shares repurchased for treasury	(510)	(5,047)	(693)	(542)	(545)	(20)
Common shares - at end of period	78,173	78,651	82,984	83,649	84,179	85,216

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	78,378	81,152	83,380	83,936	84,475	85,207
Dilutive share equivalents:
Share-based compensation plans	951	1,226	1,315	1,064	851	605
Weighted average diluted common shares outstanding	79,329	82,378	84,695	85,000	85,326	85,812

EARNINGS PER COMMON SHARE
Earnings per common share	$2.75	$2.30	$3.43	$2.06	$2.42	$1.68
Earnings per diluted common share	$2.72	$2.26	$3.38	$2.04	$2.40	$1.67

AXIS CAPITAL HOLDINGS LIMITED
BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At June 30, 2025

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$103.82

Book value per common share	$5,624,398	78,173	$71.95

Dilutive securities:
Restricted stock units		1,784	(1.61)
Book value per diluted common share	$5,624,398	79,957	$70.34

	At December 31, 2024

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$88.62

Book value per common share	$5,539,379	82,984	$66.75

Dilutive securities:
Restricted stock units		1,886	(1.48)
Book value per diluted common share	$5,539,379	84,870	$65.27

[a]   Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE

	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q2 2023

Common shareholders' equity	$5,624,398	$5,352,799	$5,539,379	$5,533,227	$5,109,471	$4,470,961
Less: goodwill	(66,498)	(66,498)	(66,498)	(100,801)	(100,801)	(100,801)
Less: intangible assets	(170,842)	(173,238)	(175,967)	(178,696)	(181,426)	(192,342)
Associated tax impact	46,357	46,909	47,530	48,507	49,128	51,613
Tangible common shareholders' equity	$5,433,415	$5,159,972	$5,344,444	$5,302,237	$4,876,372	$4,229,431

Diluted common shares outstanding, net of treasury shares [a]	79,957	80,520	84,870	85,583	86,172	87,706

Book value per diluted common share	$70.34	$66.48	$65.27	$64.65	$59.29	$50.98

Tangible book value per diluted common share	$67.95	$64.08	$62.97	$61.95	$56.59	$48.22

[a] Diluted common shares outstanding, net of treasury shares is calculated in the table above.

AXIS CAPITAL HOLDINGS LIMITED
NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)
OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Net income available to common shareholders	$215,795	$204,401	$402,302	$592,300
Net investment (gains) losses	(43,468)	53,479	(13,462)	62,687
Foreign exchange losses (gains)	94,885	(7,384)	151,920	(30,936)
Reorganization expenses	—	14,014	—	26,312
Interest in (income) loss of equity method investments	705	(7,900)	(1,586)	(9,069)
Amortization of Bermuda net deferred tax asset (2025) and Bermuda net deferred tax asset (2024) [a]	3,384	—	3,384	(162,705)
Income tax benefit [b]	(9,997)	(6,621)	(19,440)	(8,435)
Operating income	$261,304	$249,989	$523,118	$470,154

Earnings per diluted common share	$2.72	$2.40	$4.98	$6.93
Net investment (gains) losses	(0.55)	0.63	(0.17)	0.73
Foreign exchange losses (gains)	1.20	(0.09)	1.88	(0.36)
Reorganization expenses	—	0.16	—	0.31
Interest in (income) loss of equity method investments	0.01	(0.09)	(0.02)	(0.11)
Amortization of Bermuda net deferred tax asset (2025) and Bermuda net deferred tax asset (2024)	0.04	—	0.04	(1.90)
Income tax benefit	(0.13)	(0.08)	(0.24)	(0.10)
Operating income per diluted common share	$3.29	$2.93	$6.47	$5.50

Weighted average diluted common shares outstanding	79,329	85,326	80,845	85,509

Average common shareholders' equity	$5,488,599	$5,032,313	$5,581,889	$4,911,334

Annualized return on average common equity	15.7%	16.2%	14.4%	24.1%

Annualized operating return on average common equity	19.0%	19.9%	18.7%	19.1%

[a] Bermuda deferred tax expense in 2025 is due to the amortization of the Bermuda net deferred tax asset related to Bermuda corporate income tax. Bermuda deferred tax benefit in 2024 is due to the recognition of deferred tax assets net of deferred tax liabilities related to Bermuda corporate income tax that is effective for fiscal years beginning on or after January 1, 2025.
[b] Tax expense (benefit) associated with the adjustments to net income (loss) available (attributable) to common shareholders. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED
RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), current accident year loss ratio, catastrophe and weather-related losses ratio, current accident year loss ratio, excluding catastrophe and weather-related losses, operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Consolidated Underwriting Income (Loss)
Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to our underwriting performance. Therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).

Interest expense and financing costs primarily relate to interest payable on our debt and Federal Home Loan Bank advances. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income (loss).
Reorganization expenses in 2024 primarily related to severance costs attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses in 2023 primarily related to impairments of computer software assets and severance costs attributable to our "How We Work" program. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

Amortization of intangible assets arose from business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Current Accident Year Loss Ratio
Current accident year loss ratio represents net losses and loss expenses ratio exclusive of net favorable (adverse) prior year reserve development. We believe that the presentation of current accident year loss ratio provides investors with an enhanced understanding of our results of operations by highlighting net losses and loss expenses associated with our underwriting activities excluding the impact of volatile prior year reserve development. The reconciliation of current accident year loss ratio to net losses and loss expenses ratio, the most comparable GAAP financial measure, is presented in the 'Financial Highlights' section of this document.

Catastrophe and Weather-Related Losses Ratio and Current Accident Year Loss Ratio, excluding Catastrophe and Weather-Related Losses
Catastrophe and weather-related losses ratio represents net losses and loss expenses ratio associated with natural disasters, man-made catastrophes, other catastrophe events and other weather-related events exclusive of net favorable (adverse) prior year reserve development.

Current accident year loss ratio, excluding catastrophe and weather-related losses represents net losses and loss expenses ratio exclusive of net favorable (adverse) prior year reserve development and net losses and loss expenses associated with natural disasters, man-made catastrophes, other catastrophe events and other weather-related events.

We believe that the presentation of these ratios that separately identify net losses and loss expenses associated with catastrophe and weather-related events provide investors with an enhanced understanding of our results of operations due to the inherently unpredictable nature of the occurrence of these events, the potential magnitude of these losses and the complexity that affects our ability to accurately estimate ultimate losses associated with these events.

The reconciliation of catastrophe and weather-related losses ratio and current accident year loss ratio, excluding catastrophe and weather-related losses to net losses and loss expenses ratio, the most comparable GAAP financial measure, is presented in the 'Financial Highlights' section of this document.

Operating Income (Loss)
Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments, amortization of Bermuda net deferred tax asset in 2025 and Bermuda net deferred tax asset in 2024 ("Bermuda deferred tax").

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business. Therefore, foreign exchange losses (gains) are excluded from operating income (loss).

Reorganization expenses in 2024 primarily related to severance costs attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses in 2023 primarily related to impairments of computer software assets and severance costs attributable to our "How We Work" program. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from operating income (loss).

Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, this income (loss) is excluded from operating income (loss).

Bermuda deferred tax expense in 2025 is due to the amortization of the Bermuda net deferred tax asset related to Bermuda corporate income tax. Bermuda deferred tax benefit in 2024 is due to the recognition of deferred tax assets net of deferred tax liabilities related to Bermuda corporate income tax that is effective for fiscal years beginning on or after January 1, 2025. Bermuda deferred tax expense (benefit) is not related to the underwriting process. Therefore, this income is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda deferred tax in order to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda deferred tax reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

Tangible Book Value per Diluted Common Share
Tangible book value represents common shareholders' equity exclusive of after-tax goodwill and intangible assets. We present tangible book value per diluted common share calculated under the treasury stock method. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is presented in the 'Tangible Book Value per Diluted Common Share' section of this document.